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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12

                        Phoenix International Ltd., Inc.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       -------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------

         (5)      Total fee paid:

         --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

         --------------------------------------------------------------
         (3)      Filing Party:


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         --------------------------------------------------------------
         (4)      Date Filed:

         --------------------------------------------------------------

PHOENIX AND ITS BOARD OF DIRECTORS WILL SOLICIT PROXIES IN CONNECTION
WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD TO CONSIDER THE APPROVAL OF THE ASSET PURCHASE AGREEMENT AND THE ASSET SALE. DETAILED INFORMATION CONCERNING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION MAY BE OBTAINED FROM PHOENIX UPON REQUEST BY CONTACTING PHOENIX'S CORPORATE SECRETARY AT (407) 548-5202 OR BY REFERENCE TO PHOENIX'S PROXY STATEMENT RELATED TO ITS ANNUAL MEETING OF SHAREHOLDERS HELD ON MAY 5, 2000. THE INFORMATION WILL ALSO BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT THAT PHOENIX WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS.

INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT RELATING TO THE SOLICITATION WHEN IT IS AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE AVAILABLE ELECTRONICALLY, WITHOUT CHARGE, AT AN INTERNET SITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THAT SITE IS www.sec.gov. IN ADDITION, THE PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE MAILED TO PHOENIX SHAREHOLDERS AND MAY BE OBTAINED WITHOUT CHARGE FROM PHOENIX UPON REQUEST.


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CLIENT LETTER - FINAL DRAFT

October 25, 2000

Name
Title
Bank
Address
City/State/Zip

Dear __________________:

As part of our ongoing strategy to remain focused on fulfilling our mission to bring value to our shareholders, our client banks and our employees, we are announcing today that Phoenix International has agreed to be acquired by London Bridge Software Holdings plc., a UK-based software provider.

As a global leader providing customer-centric software solutions to the financial services industry, London Bridge is a highly successful player in both U.S. and international markets with software product solutions that include mortgage lending, customer relationship management (CRM) and credit risk management. Approximately 60% of its revenues are generated in the U.S., with U.S. clients including Chase Manhattan, Ford Motor Credit, BankAmerica, BankBoston, GE Capital, Wachovia Bank and Citibank. International clients include Royal Bank of Scotland, Bank of Scotland, Lloyds/TSB Bank and National Australia Bank. Worldwide, the company has more than 400 clients, 450 employees and offices in London, its headquarters, as well as Atlanta, Charlotte, Denver, Orlando, San Francisco, Irvine, Stratford (UK) and Singapore. You can visit their web site at www.london-bridge.com.

Most importantly, with a market cap of approximately $1.5 billion, the acquisition of Phoenix International by London Bridge directly addresses concerns that had arisen in the marketplace about our capital position and staying power. This transaction will bring enormous value to the entire Phoenix offering by providing the resources to position the Phoenix System to become the preeminent client/server, Internet-enabled core banking system throughout the U.S. and abroad. The financial and business acumen of London Bridge, combined with their focus on delivering leading-edge technology and service, will ensure the long-term viability of the Phoenix System for many years to come.

Enclosed you will find a copy of the news release that was distributed today to major media outlets across the U.S. regarding the acquisition. This information highlights some of the key strengths of the transaction as well as a statement from London Bridge Chairman and CEO, Gordon Crawford.

As a client of London Bridge, you will be receiving additional information regarding the London Bridge organization, its management team, business philosophies and the company's full product offerings. As mentioned earlier, London Bridge has clearly established itself as a quality organization and a major player in the financial services software industry. Their acquisition of Phoenix International will not only strengthen their position in the marketplace but provide significant benefits to Phoenix clients and employees as well.


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All things considered, this is a good business transaction for all parties involved. More importantly, it is the right thing to do.

I want to personally thank you, our loyal clients, for standing by us during this difficult 12-18 month period. So many of you made yourselves available to provide positive statements to the press and other outlets about the many benefits your bank is achieving with the Phoenix System. This is a strong testimony about the product and the overall quality of our solution. With key financial issues now being put behind us, combined with synergies that London Bridge delivers, you will realize even greater benefits across your organization as well as further strengthen your competitive positions.

This is a new day. We are on a new path to growth and success once again.

Sincerely,



Bahram Yusefzadeh


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CONSULTANT & PARTNER LETTER - FINAL DRAFT

October 25, 2000

Name
Title
Bank
Address
City/State/Zip

Dear __________________:

As part of our ongoing strategy to remain focused on fulfilling our mission to bring value to our shareholders, our client banks and our employees, we announced today that Phoenix International has agreed to be acquired by London Bridge Software Holdings plc., a UK-based software provider.

As a global leader providing customer-centric software solutions to the financial services industry, London Bridge is a highly successful player in both U.S. and international markets with software product solutions that include mortgage lending, customer relationship management (CRM) and credit risk management. Approximately 60% of its revenues are generated in the U.S., with U.S. clients including Chase Manhattan, Ford Motor Credit, BankAmerica, BankBoston, GE Capital, Wachovia Bank and Citibank. International clients include Royal Bank of Scotland, Bank of Scotland, Lloyds/TSB Bank and National Australia Bank. Worldwide, the company has more than 400 clients, 450 employees and offices in London, its headquarters, as well as Atlanta, Charlotte, Denver, Orlando, San Francisco, Irvine, Stratford (UK) and Singapore. You can visit their web site at www.london-bridge.com.

Most importantly, with a market cap of approximately $1.5 billion, the acquisition of Phoenix International by London Bridge directly addresses previous concerns that had arisen in the marketplace about our capital position and staying power. This transaction will bring enormous value to the entire Phoenix offering by providing the resources to position the Phoenix System as the preeminent client/server, Internet-enabled core banking system throughout the U.S. and abroad. The financial and business acumen of London Bridge, combined with their focus on delivering leading-edge technology and service, will ensure the long-term viability of the Phoenix System for many years to come.

Enclosed you will find a copy of the news release that was distributed today to major media outlets across the U.S. regarding the acquisition. This information highlights some of the key strengths of the transaction as well as a statement from London Bridge Chairman and CEO, Gordon Crawford.

As mentioned earlier, London Bridge has clearly established itself as a quality organization and a major player in the financial services software industry. They have quality product offerings, adhere to sound business philosophies and they have substantially grown their business. Their acquisition of Phoenix International serves to strengthen their position in the marketplace and, with their financial


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resources, clearly answers any questions about Phoenix's viability going forward. All things considered, it is a good business transaction for all parties involved.

Last, I must comment that even in the toughest of times over the past 12-18 months, our clients, those who were running their financial institutions every day with the Phoenix System, stood by us. This alone makes a strong testimony about the product and the overall quality of our solution. Now, with key financial issues now being put behind us, the Phoenix System should be given serious consideration by any financial institution looking to enhance its operational efficiencies and improve its overall performance. This is a new day. We are on a new path to growth and success once again.

As always, we value our relationship with your organization and have appreciated your efforts to support us in the marketplace.

Sincerely,


Bahram Yusefzadeh

EMPLOYEE LETTER - FINAL DRAFT

October 25, 2000

Name
Title
Bank
Address
City/State/Zip

Dear __________________:

For the past several years, each of you has worked hard to help us fulfill a corporate mission and realize our collective vision to become a world-class provider of technologically advanced core banking software for the financial services industry. Today, I can emphatically say that thanks to your efforts and commitment, we were able to make that vision a reality.

In just over six years, Phoenix today has gained enough momentum to attract more than 150 clients of every size, from start up banks, to community banks, to credit unions, to international financial institutions. Our clients are located in cities, towns and communities across the United States, as well as in 26 countries throughout the world. This is a phenomenal achievement compressed into a very short time span. We should all be extremely proud.

I am formally announcing today that Phoenix International has agreed to be acquired by London Bridge Software Holdings, plc. This decision was made in order to expand our service and technology vision, which began only a few years ago, and to bring ongoing value to our shareholders, our client banks and our employees. Clearly, it is the right thing for us to do.

As a global leader providing customer-centric software solutions to the financial services industry, London Bridge is a highly successful player in both U.S. and international markets with software product solutions that include mortgage lending, customer relationship management (CRM) and credit risk management. Approximately 60% of its revenues are generated in the U.S., with U.S. clients including Chase Manhattan, Ford Motor Credit, BankAmerica, BankBoston, GE Capital, Wachovia Bank and Citibank. International clients include Royal Bank of Scotland, Bank of Scotland, Lloyds/TSB Bank and National Australia Bank. Worldwide, the company has more than 400 clients, 450 employees and offices in London, its headquarters, as well as Atlanta, Charlotte, Denver, Orlando, San Francisco, Irvine, Stratford (UK) and Singapore. You can visit their web site at www.london-bridge.com.

Most importantly, with a market cap of approximately $1.5 billion, the acquisition of Phoenix International by London Bridge directly addresses previous concerns that had arisen in the marketplace about our capital position and staying power. This transaction will bring enormous value to the entire Phoenix offering by providing the resources to position the Phoenix System as the preeminent client/server, Internet-enabled core banking system throughout the U.S. and abroad. The financial and business acumen of London Bridge, combined with their focus on delivering leading-edge technology and service, will ensure the long-term viability of the Phoenix System for many years to come.

As a Phoenix employee, there are many positives that this transaction creates not only for us as a company, but potentially, for each of you as employees.

First, London Bridge's financial position should help alleviate any of the concerns you may have about our viability as a company. Also, London Bridge is keenly focused on creating a workplace environment in every one of its locations that cultivates open communications and encourages personal development and career advancement. Their employee attrition rate is approximately 5%, which is extremely low for our industry. In addition, this acquisition may provide many of you with new opportunities should you be interested in taking your professional growth to new levels. London Bridge is a growing organization with a wide range of opportunities. I am confident that you will find this new chapter in our company's history an important one not just for our shareholders and clients, but for each of you as well.

Enclosed you will find a copy of the news release that was distributed today to the major media outlets across the U.S. regarding the acquisition. This information highlights some of the key strengths of the transaction and provides a statement from London Bridge Chairman and CEO, Gordon Crawford.

In closing, I would like to personally thank every one of you for your support and dedication to our corporate mission and bold technology vision over these exciting?and yes, challenging?years. We could not have achieved any of it without you. Going forward, I encourage each of you to maximize the opportunities that lie ahead. I am convinced that with sustained effort and perseverance, you will succeed in taking the original Phoenix vision, which was firmly planted in a simple white paper, and advancing it to new heights in the global financial services industry.

Sincerely,


Bahram Yusefzadeh

PROSPECT LETTER  - FINAL DRAFT

October 25, 2000

Name
Title
Bank
Address
City/State/Zip

Dear __________________:

Thank you for evaluating the Phoenix System, our client/server, Internet-enabled core banking solution. In an effort to keep you fully informed, I would like to take a moment to bring you up-to-date on a major positive event that has taken place at our organization.

Today we announced that Phoenix International has agreed to be acquired by London Bridge Software Holdings plc., a UK-based software provider. This decision was part of our ongoing strategy to remain focused on fulfilling our corporate mission to bring value to shareholders, clients, and employees.

As a global leader providing customer-centric software solutions to the financial services industry, London Bridge is a highly successful player in both U.S. and international markets with software product solutions that include mortgage lending, customer relationship management (CRM) and credit risk management. Approximately 60% of its revenues are generated in the U.S., with U.S. clients including Chase Manhattan, Ford Motor Credit, BankAmerica, BankBoston, GE Capital, Wachovia Bank and Citibank. International clients include Royal Bank of Scotland, Bank of Scotland, Lloyds/TSB Bank and National Australia Bank. Worldwide, the company has more than 400 clients, 450 employees and offices in London, its headquarters, as well as Atlanta, Charlotte, Denver, Orlando, San Francisco, Irvine, Stratford (UK) and Singapore. You can visit their web site at www.london-bridge.com.

Most importantly, with a market cap of approximately $1.5 billion, the acquisition of Phoenix International by London Bridge directly addresses concerns that had arisen in the marketplace about our capital position and staying power. This transaction will bring enormous value to the entire Phoenix offering by providing the resources to position the Phoenix System to become the preeminent client/server, Internet-enabled core banking system throughout the U.S. and abroad. The financial and business acumen of London Bridge, combined with their focus on delivering leading-edge technology and service, will ensure the long-term viability of the Phoenix System for many years to come.

Enclosed you will find a copy of the news release that was distributed today to major media outlets across the U.S. regarding the acquisition. This information highlights some of the key strengths of the transaction as well as a statement from London Bridge Chairman and CEO, Gordon Crawford.

As mentioned earlier, London Bridge has clearly established itself as a quality organization and a major player in the financial services software industry. They have quality product offerings, adhere to sound business philosophies and they have substantially grown their business. Their acquisition of Phoenix International serves to strengthen their position in the marketplace and, with their financial resources, clearly answers any questions about Phoenix's viability going forward. All things considered, it is a good business transaction for all parties involved.

As a potential Phoenix client currently evaluating the Phoenix System, it is important to note that despite the issues that have arisen over the past 12-18 months, our clients, those who were managing their financial institutions every day with the Phoenix System, have remained firmly committed to the product. This is a strong testimony about the quality of our solution. Now, with a strengthened financial outlook, the Phoenix System should be given serious consideration if your financial institution is looking to enhance operational efficiencies, improve overall performance and compete more effectively with the latest technologies available today. This is a new day. We are on a new path to growth and success once again.

We thank you for your thoughtful evaluation of the Phoenix System. We look forward to the possibility of adding you to our growing list of innovative financial institutions in the U.S. and throughout the world.

Sincerely,


Greg Blalack (Int'l) or

Bill Zayas (US)